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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 25, 1998


                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)


           GEORGIA                      1-14174                58-2210952
(State or Other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)


              303 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30308
            (Address of Principal Executive Offices)   (Zip Code)


                                (404) 584-9470
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On June 25, 1998, Atlanta Gas Light Company ("AGLC"), the principal operating subsidiary of AGL Resources Inc., issued a press release announcing the decision by the Georgia Public Service Commission (the "PSC") in connection with the rate case filed by AGLC in November 1997 and its election to be regulated under the terms of the Georgia Natural Gas Competition and Deregulation Act. The PSC ruling provides, among other things, a new rate design for AGLC's services that will levelize customer delivery costs; a reduction in AGLC's base rates; provisions to support continued economic development in the public interest; market-based prices for interruptible gas sales; guidelines covering how the system will operate in a competitive market; and the opportunity for AGLC's current customers to purchase natural gas from a marketer of choice at competitive prices. The decision is not final until the PSC issues a written order.


ITEM 7.  EXHIBITS

99 Form of Press Release, dated June 25, 1998. See the Exhibit Index on page 3 hereof.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AGL RESOURCES INC.
                                      (Registrant)



Date: June 25, 1998                   /s/ J. Michael Riley
                                      ----------------------------------------
                                      J. Michael Riley
                                      Senior Vice President and
                                      Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99                Form of Press Release,  dated June 25, 1998

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